UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 25, 2023

Green Dot Corporation
(Exact Name of the Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

001-34819	95-4766827
(Commission File Number)	(IRS Employer Identification No.)

114 W 7th Street, Suite 240
Austin,	Texas	78701	(626)	765-2000
(Address of Principal Executive Offices)			(Registrant's Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class:	Trading Symbol(s):	Name of each exchange on which registered:
Class A Common Stock, $0.001 par value	GDOT	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
At the 2023 Annual Meeting of Stockholders (the “Annual Meeting”) of Green Dot Corporation (the “Company”) held on May 25, 2023, the Company’s stockholders approved the amendment and restatement of the Company’s 2010 Equity Incentive Plan (the “2010 EIP”) to increase the number of shares of our Class A common stock authorized for issuance pursuant to the 2010 EIP Plan by 2,400,000 shares. A more complete description of the terms of the 2010 EIP and the amendment thereto can be found in “Proposal No. 5- Approval of the Amendment of the 2010 Equity Incentive Plan” in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 14, 2023 (the “2023 Proxy Statement”), which description is incorporated by reference herein. The foregoing description and the description incorporated by reference from the 2023 Proxy Statement are qualified in their entirety by reference to the 2010 EIP, a copy of which is included in the 2023 Proxy Statement as Appendix B thereto.
Item 5.07. Submissions of Matters to a Vote of Security Holders.
At the Annual Meeting, the stockholders voted on the following five proposals and cast their votes as follows:
1.To elect nine directors, each to serve for a one-year term expiring at the 2024 Annual Meeting of Stockholders and until such director's successor is duly elected and qualified or until such director's earlier resignation or removal:

Nominee	For	Against	Abstain	Broker Non-Votes
J. Chris Brewster	42,198,127	822,520	49,806	3,366,689
Rajeev V. Date	36,252,076	6,759,570	58,807	3,366,689
Saturnino Fanlo	41,994,069	1,032,590	43,794	3,366,689
Peter Feld	42,155,811	858,795	55,847	3,366,689
George Gresham	42,193,122	834,437	42,894	3,366,689
William I Jacobs	40,751,307	2,297,035	22,111	3,366,689
Jeffrey B. Osher	40,007,247	3,035,109	28,097	3,366,689
Ellen Richey	40,312,127	2,709,360	48,966	3,366,689
George T. Shaheen	41,846,792	1,173,756	49,905	3,366,689
2.To ratify the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for the year ending December 31, 2023:

For	Against	Abstain	Broker Non-Votes
45,981,233	438,367	17,542	—
3.To vote on a non-binding advisory resolution to approve executive compensation:

For	Against	Abstain	Broker Non-Votes
41,438,290	1,606,619	25,544	3,366,689
4.To conduct a non-binding advisory vote on the frequency of future advisory votes on executive compensation:

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
40,586,987	15,848	2,436,794	30,824	3,366,689
5.To vote on the approval of the amendment and restatement of Green Dot's 2010 Equity Incentive Plan:

For	Against	Abstain	Broker Non-Votes
33,174,378	9,868,208	27,867	3,366,689

Each of the directors named under Proposal No. 1 was elected, and Proposals No. 2, No. 3, and No. 5 were approved by the required stockholder vote. In addition, based on the voting results with respect to Proposal No. 4, the Board of Directors determined that non-binding advisory votes on executive compensation will be submitted for consideration by the Company's stockholders every year until the next required stockholder vote on the frequency of future advisory votes on executive compensation.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GREEN DOT CORPORATION

By:	/s/ Amy Pugh
Amy Pugh
General Counsel and Secretary

Date: May 30, 2023